                                                                   EXHIBIT 25(c)

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

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                               TARGETS TRUST VIII
              (Exact name of obligor as specified in its charter)

DELAWARE                                                     [TO BE APPLIED FOR]
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

388 GREENWICH STREET
NEW YORK, NEW YORK                                                         10013
(Address of principal executive offices)                              (Zip Code)

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        TARGETED GROWTH ENHANCED TERMS SECURITIES OF TARGETS TRUST VIII
                      (Title of the indenture securities)

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                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject. New York State Banking Department, Suite 2310,

             5 Empire State Plaza, Albany, New York 12223. Board of Governors of

             the Federal Reserve System 20th and C Street NW, Washington, D.C.,

             20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty

             Street, New York, N.Y. 10045. Federal Deposit Insurance

             Corporation, 550 Seventeenth Street NW Washington, D.C., 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8. Not applicable.

           9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of March, 2000.

                                        THE CHASE MANHATTAN BANK

                                        By /s/ Cynthia Kerpen Smiros
                                           ----------------------------
                                           Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business December 31, 1999, in accordance with a call made by the Federal Reserve Bank of this
        District pursuant to the provisions of the Federal Reserve Act.

                                                         DOLLAR AMOUNTS
                  ASSETS                                          IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .......................................       $ 13,271
     Interest-bearing balances ...............................         30,165
Securities:...................................................
Held to maturity securities ..................................            724
Available for sale securities ................................         54,770
Federal funds sold and securities purchased under
     agreements to resell ....................................         26,694
Loans and lease financing receivables:
     Loans and leases, net of unearned income    $132,814
     Less: Allowance for loan and lease losses      2,254
     Less: Allocated transfer risk reserve ...          0
                                                 --------
     Loans and leases, net of unearned income,
     allowance, and reserve ..................................        130,560
Trading Assets ...............................................         53,619
Premises and fixed assets (including capitalized
     leases) .................................................          3,359
Other real estate owned ......................................               29
Investments in unconsolidated subsidiaries and
     associated companies ....................................            186
Customers' liability to this bank on acceptances
     outstanding .............................................            608
Intangible assets ............................................          3,659
Other assets .................................................         14,554
                                                                     --------
TOTAL ASSETS .................................................       $332,198
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                                   LIABILITIES
Deposits
     In domestic offices .....................................     $ 102,421
     Noninterest-bearing ...........................$  41,580
     Interest-bearing ..............................   60,841
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ..................................       108,233
Noninterest-bearing ................................$   6,061
     Interest-bearing ..............................  102,172

Federal funds purchased and securities sold under agree-
ments to repurchase ..........................................        47,425
Demand notes issued to the U.S. Treasury .....................           100
Trading liabilities ..........................................        33,626
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less ...........         3,964
     With a remaining maturity of more than one year
            through three years ..............................            14
     With a remaining maturity of more than three years ......            99
Bank's liability on acceptances executed and outstanding .....           608
Subordinated notes and debentures ............................         5,430
Other liabilities ............................................        11,886

TOTAL LIABILITIES ............................................       313,806

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ................             0
Common stock .................................................         1,211
Surplus  (exclude all surplus related to preferred stock) ....        11,066
Undivided profits and capital reserves .......................         7,376
Net unrealized holding gains (losses)
on available-for-sale securities .............................           (1,277)
Accumulated net gains (losses) on cash flow hedges ...........             0
Cumulative foreign currency translation adjustments ..........            16
TOTAL EQUITY CAPITAL .........................................        18,392
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TOTAL LIABILITIES AND EQUITY CAPITAL .........................     $ 332,198
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                                       I, Joseph L. Sclafani, E.V.P. &
                                       Controller of the above-named bank, do
                                       hereby declare that this Report of
                                       Condition has been prepared in
                                       conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                         JOSEPH L. SCLAFANI

                                       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                         WILLIAM B. HARRISON, JR.    )
                                         HELENE L. KAPLAN            ) DIRECTORS
                                         HENRY B. SCHACHT            )